Exhibit 99.1

NV5 ANNOUNCES SECOND QUARTER 2018 RESULTS

AND RAISES 2018 GUIDANCE

Hollywood, FL – August 2, 2018 – NV5 Global, Inc. (Nasdaq: NVEE) (“NV5” or the “Company”), a provider of professional and technical engineering and consulting solutions, today reported financial results for the second quarter ended June 30, 2018.

Second Quarter 2018 Financial Highlights

●	Total Revenues for the quarter were $105.0 million, an increase of 23% year-over-year. Gross Revenues – GAAP for the quarter were $104.0 million, an increase of 24% year-over-year.
●	Net Revenues for the quarter were $84.2 million, an increase of 26% year-over-year.
●	Organic growth for the quarter was 11%, an increase of 175% compared to the second quarter of 2017.
●	EBITDA for the quarter was $13.2 million, or 16% of Net Revenues, an increase of 30% from $10.1 million or 15% of Net Revenues in the second quarter of 2017.
●	Net income for the quarter was $7.6 million, an increase of 76% from $4.3 million in the second quarter of 2017.
●	Adjusted EPS for the quarter was $0.91 per diluted share, an increase of 63%. from $0.56 per diluted share in the second quarter of 2017.
●	GAAP EPS for the quarter was $0.69 per diluted share over 11.0 million shares, an increase of 73% from $0.40 per diluted share over 10.7 million shares in the second quarter of 2017.
●	Backlog was $315 million as of June 30, 2018 compared to $261 million as of July 1, 2017.

“We are once again pleased to report excellent performance for the 2018 second quarter, which include positive contributions from all of our operating verticals,” said Dickerson Wright, PE, Chairman and CEO of NV5. “Our employees are very engaged in leading a uniform service delivery to our clients. As a result, we continue to experience increases in revenues, organic growth, EBITDA, net income, earnings per share and backlog.”

Operating Results

Total Revenues for the second quarter of 2018 were $105.0 million, an increase of 23% from the second quarter of 2017. Total Revenues includes intercompany revenues where the Company performed the services in lieu of using a third-party sub-consultant. Gross Revenues - GAAP for the second quarter of 2018 were $104.0 million, a 24% increase from the second quarter of 2017. Net Revenues for the second quarter of 2018 were $84.2 million, an increase of 26% from the second quarter of 2017.

EBITDA for the second quarter of 2018 was $13.2 million or 16% of Net Revenues, an increase of 30% from $10.1 million or 15% of Net Revenues for the second quarter of last year.

Adjusted EPS for the second quarter of 2018 was $0.91 per diluted share versus $0.56 per diluted share in the second quarter of 2017. Net income for the second quarter of 2017 was $7.6 million, resulting in GAAP EPS of $0.69 per diluted share, compared to net income of $4.3 million, or $0.40 per diluted share in the second quarter of 2017.

GAAP EPS and Adjusted EPS reflect weighted-average shares outstanding of 11,004,212 for the second quarter of 2018, compared to weighted-average shares outstanding of 10,723,804 for the second quarter of 2017.

At June 30, 2018, the Company reported a twelve-month backlog of $315 million, compared to $261 million as of July 1, 2017.

Six Months Ended June 30, 2018 Financial Highlights

●

Total Revenues for the first six months of 2018 were $200.5 million, an increase of 34% from the first six months of 2017. Gross Revenues – GAAP were $198.6 million in the first six months of 2018, an increase of 34% from the first six months of 2017.

●	Net Revenues were $161.4 million in the first six months of 2018, an increase of 34% from the first six months of 2017.
●	Organic growth for the first six months of 2018 was 10%, an increase of 100% compared to the first six months of 2017.
●	EBITDA for the first six months of 2018 was $23.3 million, or 14% of Net Revenues, an increase of 54% from $15.1 million or 13% of Net Revenues for the first six months of 2017.
●	Net income was $11.9 million, an increase of 81% from $6.6 million in the first six months of 2017.
●	Adjusted EPS was $1.51 per diluted share, an increase of 64% from $0.92 per diluted share in the first six months of 2017.
●	GAAP EPS was $1.09 over 11.0 million shares, an increase of 79% compared to $0.61 per diluted share over 10.7 million shares in the first six months of 2017.
●	Cash flows from operating activities for the first six months of 2018 were $10.8 million compared to cash flows of $4.5 million for the first six months of 2017.

Total Revenues for the six months ended June 30, 2018 were $200.5 million, a 34% increase from the first six months of 2017. Total Revenues includes intercompany revenues where the Company performed the services in lieu of using a third-party sub-consultant. Gross Revenues - GAAP for the six months ended June 30, 2018 were $198.6 million, a 34% increase from the first six months of 2017. Net Revenues for the six months ended June 30, 2018 was $161.4 million, an increase of 34% from 2017.

EBITDA for the six months ended June 30, 2018 was $23.3 million, or 14% of Net Revenues, an increase of 54% from $15.1 million, or 13% of Net Revenues for the same period in 2017.

Adjusted EPS for the six months ended June 30, 2018 was $1.51 per diluted share versus $0.92 per diluted share in the six months of 2017. Net income for the six months ended June 30, 2018 was $11.9 million, resulting in GAAP EPS of $1.09 per diluted share, compared to net income of $6.6 million, or $0.61 per diluted share in the six months ended July 1, 2017.

GAAP EPS and Adjusted EPS reflect weighted-average shares outstanding of 10,953,259 for the six months ended June 30, 2018, compared to weighted-average shares outstanding of 10,721,744 for the first six months of 2017.

Cash flows from operating activities for the first six months of 2018 were $10.8 million compared to cash flows of $4.5 million for the first six months of 2017. At June 30, 2018, our cash and cash equivalents were $16.0 million compared to $18.8 million as of December 30, 2017.

2018 Outlook

The Company is raising its guidance for Full Year 2018 Gross Revenues, Net Revenues, Adjusted EPS and GAAP EPS, including the impact of acquisitions closed through July 31, 2018. The Company expects Gross Revenues will range from $390 million to $425 million, which represents an increase of 17% to 28% from 2017 Gross Revenues of $333 million. Net Revenues is expected to range from $312 million to $340 million, which represents an increase of 16% to 27% from 2017 Net Revenues of $268 million. The Company expects that Full Year 2018 Adjusted EPS will range from $3.04 per share to $3.35 per share, an increase of 28% to 41%. Furthermore, the Company expects that Full Year 2018 GAAP EPS will range from $2.29 per share to $2.57 per share. This guidance for Gross Revenues, Net Revenues, Adjusted EPS and GAAP EPS excludes anticipated acquisitions for the remainder of 2018.

Use of Non-GAAP Financial Measures

Total Revenues and Net Revenues are not measures of financial performance under U.S. generally accepted accounting principles (“GAAP”). Gross Revenues – GAAP include sub-consultant costs and other direct costs which are generally pass-through costs. Furthermore, Gross Revenues – GAAP eliminates intercompany revenues where the Company performed the service in lieu of using a third-party sub-consultant. Therefore, the Company believes that Total Revenues and Net Revenues, which are non-GAAP financial measures commonly used in our industry, provide a meaningful perspective on its business results. A reconciliation of gross revenues as reported in accordance with GAAP to Total Revenues and Net Revenues is provided at the end of this news release.

Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is not a measure of financial performance under GAAP. Management believes EBITDA, in addition to operating profit, net income and other GAAP measures, is a useful indicator of NV5’s financial and operating performance and its ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. A reconciliation of net income as reported in accordance with GAAP to EBITDA is provided at the end of this news release.

Adjusted earnings per diluted share data (“Adjusted EPS”) is not a measure of financial performance under GAAP. Adjusted EPS reflects adjustments to reported diluted earnings per share (“GAAP EPS”) data to eliminate amortization expense of intangible assets from acquisitions, net of tax benefits. As the Company continues its acquisition strategy, the growth in Adjusted EPS will likely increase at a greater rate than GAAP EPS as reported in accordance with GAAP. A reconciliation of GAAP EPS as reported in accordance with GAAP to Adjusted EPS is provided at the end of this news release.

NV5’s definition of Total Revenues, Net Revenues, EBITDA and Adjusted EPS may differ from other companies reporting similarly named measures. These measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP, such as contract revenues, net income and diluted earnings per share.

Conference Call

NV5 will host a conference call to discuss its second quarter 2018 financial results at 4:30 p.m. (Eastern Time) on August 2, 2018.

Date:	Thursday, August 2, 2018
Time:	4:30 p.m. Eastern
Toll-free dial-in number:	+1 844-348-6875
International dial-in number:	+1 509-844-0152
Conference ID:	3584286
Webcast:	http://ir.nv5.com

The conference call will be webcast live and available for replay via the “Investors” section of the NV5 website.

About NV5

NV5 Global, Inc. (NASDAQ: NVEE) is a provider of professional and technical engineering and consulting solutions to public and private sector clients in the infrastructure, energy, construction, real estate and environmental markets. NV5 primarily focuses on five business verticals: construction quality assurance, infrastructure engineering and support services, energy, program management, and environmental solutions. The Company operates out of more than 100 locations nationwide and in Macau, Hong Kong and the UAE. For additional information, please visit the Company’s website at www.NV5.com. Also visit the Company on Twitter, LinkedIn, Facebook, and Vimeo.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release and on the conference call. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. All forward-looking statements are based on information available to the Company on the date hereof, and the Company assumes no obligation to update such statements, except as required by law.

Contact

NV5 Global, Inc.

Jenna Carrick

Investor Relations Manager

Tel: +1-916-641-9124

Email: ir@nv5.com

Source: NV5 Global, Inc.

NV5 GLOBAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(Unaudited)

	June 30, 2018	December 30, 2017
Assets
Current assets:
Cash and cash equivalents	$16,035	$18,751
Billed receivables, net	79,510	70,686
Unbilled receivables, net	41,326	39,401
Prepaid expenses and other current assets	3,716	2,555
Total current assets	140,587	131,393
Property and equipment, net	9,954	8,731
Intangible assets, net	63,721	65,754
Goodwill	102,229	98,899
Other assets	1,449	1,003
Total Assets	$317,940	$305,780

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$18,624	$18,373
Accrued liabilities	22,349	18,994
Income taxes payable	-	6,102
Billings in excess of costs and estimated earnings on uncompleted contracts	1,266	665
Client deposits	208	197
Current portion of contingent consideration	1,666	977
Current portion of notes payable and other obligations	12,673	11,127
Total current liabilities	56,786	56,435
Contingent consideration, less current portion	1,168	913
Notes payable and other obligations, less current portion	50,259	57,430
Deferred income tax liabilities, net	11,923	10,905
Total liabilities	120,136	125,683

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding	-	-
Common stock, $0.01 par value; 45,000,000 shares authorized, 11,129,082 and 10,834,770 shares issued and outstanding as of June 30, 2018 and December 30, 2017, respectively	111	108
Additional paid-in capital	131,746	125,954
Retained earnings	65,947	54,035
Total stockholders’ equity	197,804	180,097
Total liabilities and stockholders’ equity	$317,940	$305,780

NV5 GLOBAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF NET INCOME AND COMPREHENSIVE INCOME
(in thousands, except share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	July 1,	June 30,	July 1,
	2018	2017	2018	2017

Gross revenues	$104,018	$83,736	$198,552	$147,795

Direct costs (excluding depreciation and amortization):
Salaries and wages	33,546	25,663	64,067	47,016
Sub-consultant services	14,900	13,106	28,360	21,056
Other direct costs	4,870	3,607	8,792	6,641
Total direct costs	53,316	42,376	101,219	74,713

Gross Profit	50,702	41,360	97,333	73,082

Operating Expenses:
Salaries and wages, payroll taxes and benefits	25,767	21,110	51,225	39,757
General and administrative	8,258	7,140	15,792	12,569
Facilities and facilities related	3,520	2,991	7,062	5,615
Depreciation and amortization	3,807	3,253	7,603	5,754
Total operating expenses	41,352	34,494	81,682	63,695

Income from operations	9,350	6,866	15,651	9,387

Interest expense	(650)	(279)	(1,261)	(518)

Income before income tax expense	8,700	6,587	14,390	8,869
Income tax expense	(1,080)	(2,268)	(2,478)	(2,280)
Net Income and Comprehensive Income	$7,620	$4,319	$11,912	$6,589

Earnings per share:
Basic	$0.73	$0.42	$1.15	$0.65
Diluted	$0.69	$0.40	$1.09	$0.61

Weighted average common shares outstanding:
Basic	10,496,524	10,171,969	10,395,874	10,127,610
Diluted	11,004,212	10,723,804	10,953,259	10,721,744

NV5 GLOBAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)

	Six Months Ended
	June 30, 2018	July 1, 2017
Cash Flows From Operating Activities:
Net income	$11,912	$6,589
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,603	5,754
Provision for doubtful accounts	831	189
Stock based compensation	2,639	1,582
Change in fair value of contingent consideration	107	42
Deferred income taxes	521	286
Changes in operating assets and liabilities, net of impact of acquisitions:
Billed receivables	(7,834)	(1,522)
Unbilled receivables	(1,796)	(6,963)
Prepaid expenses and other assets	253	(355)
Accounts payable	1,157	(5)
Accrued liabilities	2,700	(2,106)
Income taxes payable	(7,869)	(353)
Billings in excess of costs and estimated earnings on uncompleted contracts	602	1,392
Client deposits	11	(44)
Net cash provided by operating activities	10,837	4,486

Cash Flows From Investing Activities:
Cash paid for acquisitions (net of cash received from acquisitions)	(3,473)	(61,037)
Purchase of property and equipment	(1,462)	(991)
Net cash used in investing activities	(4,935)	(62,028)

Cash Flows From Financing Activities:
Proceeds from borrowings from Senior Credit Facility	-	47,000
Payments of borrowings from Senior Credit Facility	(2,500)	-
Payments on notes payable	(6,482)	(5,070)
Payments of contingent consideration	(728)	(562)
Proceeds from exercise of unit warrant	1,092	-
Net cash (used in) provided by financing activities	(8,618)	41,368

Net decrease in Cash and Cash Equivalents	(2,716)	(16,174)
Cash and cash equivalents – beginning of period	18,751	35,666
Cash and cash equivalents – end of period	$16,035	$19,492

NV5 GLOBAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)

	Six Months Ended
	June 30, 2018	July 1, 2017

Supplemental disclosures of cash flow information:
Cash paid for interest	$1,331	$486
Cash paid for income taxes	$9,740	$2,349

Non-cash investing and financing activities:
Contingent consideration (earn-out)	$1,565	$818
Notes payable and other obligations issued for acquisitions	$2,356	$8,950
Stock issuance for acquisitions	$2,064	$1,674
Payment of contingent consideration and other obligations with common stock	$-	$62

NV5 GLOBAL, INC. AND SUBSIDIARIES
RECONCILIATION OF GROSS REVENUES TO TOTAL REVENUES
(in thousands)
(Unaudited)

		Three Months Ended		Six Months Ended
		June 30,	July 1,	June 30,	July 1,
		2018	2017	2018	2017
Gross Revenues - GAAP		$104,018	$83,736	$198,552	$147,795
Add:	Intercompany revenues in lieu of sub-consultants	987	1,328	1,909	2,362
Total Revenues		$105,005	$85,064	$200,461	$150,157

NV5 GLOBAL, INC. AND SUBSIDIARIES
RECONCILIATION OF GROSS REVENUES TO NET REVENUES
(in thousands)
(Unaudited)

		Three Months Ended		Six Months Ended
		June 30,	July 1,	June 30,	July 1,
		2018	2017	2018	2017
Gross Revenues - GAAP		$104,018	$83,736	$198,552	$147,795
Less:	Sub-consultant services	(14,900)	(13,106)	(28,360)	(21,056)
	Other direct costs	(4,870)	(3,607)	(8,792)	(6,641)
Net Revenues		$84,248	$67,023	$161,400	$120,098

NV5 GLOBAL, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET INCOME TO EBITDA
(in thousands)
(Unaudited)

		Three Months Ended		Six Months Ended
		June 30,	July 1,	June 30,	July 1,
		2018	2017	2018	2017
Net Income		$7,620	$4,319	$11,912	$6,589
Add:	Interest expense	650	279	1,261	518
	Income tax expense	1,080	2,268	2,478	2,280
	Depreciation and Amortization	3,807	3,253	7,603	5,754
EBITDA		$13,157	$10,119	$23,254	$15,141

NV5 GLOBAL, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EPS TO ADJUSTED EPS
(Unaudited)

		Three Months Ended		Six Months Ended
		June 30,	July 1,	June 30,	July 1,
		2018	2017	2018	2017

Net Income - per diluted share		$0.69	$0.40	$1.09	$0.61

Per diluted share adjustments:
Add:	Amortization expense of intangible assets	0.25	0.24	0.51	0.42
	Income tax expense	(0.03)	(0.08)	(0.09)	(0.11)
Adjusted EPS		$0.91	$0.56	$1.51	$0.92